Exhibit 99.1

Flowco Holdings Inc. Declares Quarterly Cash Dividend

HOUSTON—(BUSINESS WIRE)—Flowco Holdings Inc. (NYSE: FLOC) (“Flowco” or the “Company”), a provider of production optimization, artificial lift and methane abatement solutions for the oil and natural gas industry, today announced that its Board of Directors has declared a quarterly cash dividend of $0.08 per share of Class A common stock payable on May 28, 2025 to Class A common stockholders of record as of the close of business on May 14, 2025. Flowco MergeCo LLC, the Company’s operating subsidiary, will make a corresponding distribution of $0.08 per unit to holders of its common units.

“I’m pleased to announce our first quarterly dividend, reinforcing our confidence in the Company’s long-term strategy and strong financial position,” said Joe Bob Edwards, Chief Executive Officer of Flowco. “We are committed to delivering value to our shareholders while also continuing to invest in the future growth of the company.”

While Flowco currently intends to continue paying regular quarterly cash dividends, the declaration, timing and amount of any future dividend is subject to the discretion and approval of the Company’s Board of Directors and will depend on a number of factors, including the Company’s results of operations, cash flows, financial position, capital requirements, restrictions under the Company’s existing credit agreement and the requirements of applicable law.

About Flowco

Flowco is a leading provider of production optimization, artificial lift and methane abatement solutions for the oil and natural gas industry. The company’s products and services include a full range of equipment and technology solutions that enable oil and natural gas producers to efficiently and cost-effectively maximize the profitability and economic lifespan of their assets. For more information on Flowco, visit https://ir.flowco-inc.com.

Forward-Looking Statements

The information in this press release includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this press release may be forward-looking statements. These statements generally relate to future events or our future financial or operating performance, and include, but are not limited to: statements regarding guidance or estimates related to the Company’s results of operations or financial condition; industry trends, customer demand and industry outlook, and effects on Flowco’s operations; Flowco’s strategies and plans, including matters relating to the Company growth, capital expenditures, dividend policies, and leverage profile. When used in this press release, words such as “expect,” “project,” “estimate,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “forecast,” “target,” “predict,” “may,” “should,” “would,” “could,” and “will,” the negative of these terms and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Flowco believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. These risks and uncertainties are described further in Item 1A under the heading “Risk Factors” and elsewhere in our annual report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission. Flowco undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

Contacts

Investor Contact:

Andrew Leonpacher

investor.relations@flowco-inc.com

Media Contact:

Niki Sikinger

Niki.Sikinger@flowco-inc.com